ALLIED HEALTHCARE
ANNUAL SHAREHOLDER MEETING

November 11, 2010

Allied
HEALTHCARE PRODUCTS INC.

ALLIED ORDER PATTERN DURING RECESSION

Allied HEALTHCARE PRODUCTS INC.

	FY 2008	FY2009	FY2010	Oct YTD FY 2011
Orders	$54.4	$49.5	$44.9	$15.9
% Chg from prior Yr		-8.94%	-9.41%	6.42%
Cumulative % Chg from FY08		-8.94%	-17.51%	-12.24%

FY2010
MAJOR PERFORMANCE FACTORS

- 11.7%, $6.1 million drop in sales levels from FY 2009 (Cumulative 15.4%, $8.4 million drop from pre-recession run rates.)
- Sales Decline Impacts Offset by:
  - Purchasing Cost Reduction $720k
  - Mfg Cost Reductions $460k
  - Mfg Overhead Reductions $1.2 million
  - SG&A Cost Reductions $1.2 million
- Good Initial Penetration of Mass Casualty Market Annualized
  - $0.7 million FY 2009 (Sales)
  - $1.9 million FY 2010 (Sales)

FY2010 FINANCIAL PERFORMANCE

	FY2010 w/o Stock Option	FY2009 w/o Goodwill Impairment	FY 2010 As Reported	FY2009 As Reported
Orders	$44.9	$49.5	$44.9	$49.5
Sales	$46.0	$52.1	$46.0	$52.1
G.M.	$11.1	$11.8	$11.1	$11.8
%	24.1%	22.6%	24.1%	22.6%
SG&A	$11.3	$13.0	$11.9	$13.0
Impairment of Goodwill	---	---	---	$16.0
Operating Profit	$(0.2)	$(1.2)	$(0.8)	$(17.2)
PAT	$(0.2)	$(0.8)	$(0.6)	$(16.8)
EPS	$(0.02)	$(0.10)	$(0.07)	$(2.12)
EBITDA	$1.1	--	$0.5	--
Cash	$5.3	$1.9	$5.3	$1.9

1 QTR FY2011
PERFORMANCE FACTORS

- Orders 1.7% above FY 2010 but still 13.2% below pre-recession levels.

- Sales $600k above FY 2010

- Start up problems with new Litholyme Product:

  - $350k YTD
  - $230k Additional expected in 2nd Qtr
  - $580k Total

FY2011 FINANCIAL PERFORMANCE

	1 QTR FY2011 As Reported	1 QTR FY2010 w/o Stock Option Expense	1 QTR FY2011 As Reported	1 QTR FY2010 As Reported
Orders	$11.8	$11.6	$11.8	$11.6
Sales	$11.9	$11.3	$11.9	$11.3
G.M.	$2.6	$2.4	$2.6	$2.4
%	21.8%	21.2%	21.8%	21.2%
SG&A	$2.7	$3.0	$2.7	$3.6
Operating Profit	$(0.1)	$(0.6)	$(0.1)	$(1.2)
PAT	$(0.1)	$(0.4)	$(0.1)	$(0.7)
EPS	$(0.01)	$(0.05)	$(0.01)	$(0.09)
EBIDTA	$0.2	$(0.2)	$0.2	$(0.8)
Cash	$5.3	$2.3	$5.3	$2.3

NEW PRODUCTS

- MASS CASUALTY VENTILATORS
- LITHOLYME CO_2 ABSORBENTS

LITHOLYME

- Traditional CO_2 Absorbents
  - Produce a chemical byproducts called compound A and Carbon Monoxide when desiccated.
  - Do not display a permanent color change when "spent"

LITHOLYME

- High priced CO_2 absorbents have been introduced which eliminate these problems.
  - Sodasorb L.F. 30% Upcharge
  - Amsorb Plus > 200% Upcharge

LITHOLYME

- Litholyme eliminates safety problems associated with conventional CO_2 absorbents and yet costs the same as conventional CO_2 absorbents

Litholyme and Compound A Production

- Litholyme does not produce compound A under any circumstances



Normal Hydration
Full Desiccation
45
40
35
30
25
20
15
10
5
0
35
45
35
45
3
3
0
0
0
0
Sodasorb
W.R. Grace
Medisorb
G.E. Healthcare
Sodasorb LF
W.R. Grace
Amsorb Plus
Armstrong
Litholyme
Allied
Traditional Soda Lime
Premium CO_2 Absorbents

Note: Carbolime performs similarly to Sodasorb
Study performed by Thomas E. Dahms, Dept. Anesthesiology and Critical Care Medicine, Saint Louis University, St. Louis, Missouri, United States

Litholyme and Carbon Monoxide Production

- Litholyme does not produce Carbon Monoxide under any circumstances

	Traditional Soda Lime		Premium CO_2 Absorbents		
Brand Name	Sodasorb	Medisorb	Sodasorb LF	Amsorb Plus	**Litholyme**
Manufacturer	W.R. Grace	G.E. Healthcare	W.R. Grace	Armstrong	Allied Healthcare Products
Normal Hydration	1 ppm	1 ppm	0 ppm	0 ppm	**0 ppm**
Full Desiccation	**>1000 ppm**	**>1000 ppm**	0 ppm	0 ppm	**0 ppm**

Note: Carbolime performs similarly to Sodasorb
Study performed by Thomas E. Dahms, Dept. Anesthesiology and Critical Care Medicine, Saint Louis University, St. Louis, Missouri, United States

Litholyme and Color Indicator Reversion

- Litholyme undergoes a permanent and profound color change
  - Traditional CO_2 absorbents Sodasorb and Medisorb revert back to white after only a few hours.
  - Amsorb Plus and Sodasorb LF feature a permanent color change.
  - Litholyme features a permanent color change from white to deep violet.





Fresh Litholyme has a near white color which changes to a deep violet color as the granules are exhausted. This gradual color change is permanent and ***will not revert if left to sit***.

Litholyme and Canister Life

- CO_2 absorbent capacity is comparable to traditional absorbents



152 L/kg
152 L/kg
150 L/kg
110 L/kg
150 L/kg
CO2 Absorption Capacity (L/kg)
160
140
120
100
80
60
40
20
0
Sodasorb
W.R. Grace
Medisorb
G.E. Healthcare
Sodasorb LF
W.R. Grace
Amsorb Plus
Armstrong
Litholyme
Allied
Traditional Soda Lime
Premium CO2 Absorbents

Note: Carbolime performs similarly to Sodasorb
Study performed by Thomas E. Dahms, Dept. Anesthesiology and Critical Care Medicine, Saint Louis University, St. Louis, Missouri, United States

- Non-GAAP Measures
- The Company has presented its SG&A expense, operating profit, profit after tax, earnings per share and EBITDA for FY 2009 and 2010 with a side-by-side comparison to such amounts adjusted to exclude the effects of the goodwill impairment in FY 2009 and stock option expenses in FY 2010. The company believes that these non-GAAP measures are important because they eliminate non-recurring, non-cash charges to allow comparison of year-over-year performance. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.
- The goodwill impairment charge in FY 2009 was $16.0 million and the stock option expense of the Company in FY 2010 was $.6 million.